UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

March 3, 2025
(Date of earliest event reported)

Fortrea Holdings Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41704	92-2796441
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 Moore Drive
Durham,	North Carolina	27709
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number including area code) 877-495-0816

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act.
Title of Each Class         Trading Symbol Name of exchange on which registered
Common Stock, $0.001 par value FTRE The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 3, 2025, Fortrea Holdings Inc. (the “Company”) issued a press release, announcing the Company's financial results for the year ended December 31, 2024. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information contained in, or incorporated into, Item 2.02, including the press release attached as Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by the Company dated March 3, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortrea Holdings Inc.

By:	/s/ Jill McConnell
Name: Jill McConnell
Title: Chief Financial Officer

Date: March 3, 2025